DRAFT Draft 1
Exhibit 99.1

Neal Goldner Investor Relations 407-206-6149 IR@mvwc.com

Cameron Klaus Global Communications 407-206-6300 media@mvwc.com
Marriott Vacations Worldwide Reports
Second Quarter 2026 Financial Results
ORLANDO, Fla. – August 6, 2026 – Marriott Vacations Worldwide Corporation (NYSE: VAC) (“MVW,” the “Company,” “we” or “our”) reported financial results for the second quarter of 2026.
Second Quarter 2026 Highlights
•Contract sales increased 22% year over year to $545 million in the quarter.
•Net income attributable to common stockholders was $77 million compared to $69 million in the prior year and diluted earnings per share was $2.12 compared to $1.77 in the prior year.
•Adjusted net income attributable to common stockholders increased 9% to $84 million and adjusted diluted earnings per share increased 18% to $2.31.
•Adjusted EBITDA increased to $215 million compared to $203 million in the prior year.
•The Company raises its full-year Contract Sales, Adjusted EBITDA and Adjusted Free Cash Flow guidance.
“Our second quarter results demonstrate the strong progress we have made this year, with VPG improving 23% year over year and contract sales growing 22%. This was driven by the power of our brands, our strategy, and the execution by our associates,” said Matt Avril, Chief Executive Officer. “Our raised guidance reflects our focus on driving continued contract sales growth and increasing Adjusted EBITDA. We also remain committed to delivering best-in-class hospitality experiences for our owners, members, and guests.”
In the tables that follow “*” denotes Non-GAAP Financial Measures. Please see page A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use. Additionally, in the tables below “†” denotes prior year amounts that have been reclassified to conform with our current year presentation and “NM” means not meaningful.
Vacation Ownership

	Three Months Ended		Change
(In millions, except volume per guest (“VPG”) and tours)	June 30, 2026	June 30, 2025
Revenues excluding cost reimbursements	$853	$775	10%
Contract sales	$545	$445	22%
VPG	$4,477	$3,631	23%
Tours	112,721	114,402	(1%)
Segment financial results attributable to common stockholders†	$219	$197	12%
Segment margin†	25.7%	25.4%	30 bps
Segment Adjusted EBITDA*	$246	$231	7%
Segment Adjusted EBITDA margin*	28.9%	29.8%	(90 bps)
Contract sales increased 22% compared to the prior year. VPG increased 23% year over year driven by higher average transaction size from product and operational enhancements. Tours in North America

Marriott Vacations Worldwide Reports Second Quarter 2026 Financial Results / 2
increased 3% year over year. The 1% decline in reported tours was attributable to the Company’s purposeful actions to prioritize higher profitability and cash flow in the Asia‑Pacific region.
Segment Adjusted EBITDA increased primarily due to higher contract sales. Segment Adjusted EBITDA margin declined primarily due to higher marketing and sales costs and higher unsold maintenance fee expense, partially offset by lower product cost as a percentage of sale of vacation ownership products.
Exchange & Third-Party Management

(In millions, except total active Interval International members and average revenue per member)	Three Months Ended		Change
	June 30, 2026	June 30, 2025
Revenues excluding cost reimbursements	$50	$51	(2%)
Total active Interval International members (000's)(1)	1,475	1,507	(2%)
Average revenue per Interval International member	$36.83	$37.40	(2%)
Segment financial results attributable to common stockholders	$17	$16	2%
Segment margin†	33.1%	32.0%	110 bps
Segment Adjusted EBITDA*	$22	$23	(7%)
Segment Adjusted EBITDA margin*	43.3%	45.9%	(260 bps)

(1) Includes members at the end of each period.
Corporate and Other
General and administrative costs increased $1 million in the second quarter compared to the prior year due to higher variable compensation, partially offset by other operational savings.
Balance Sheet and Liquidity
The Company ended the quarter with $928 million in liquidity, including $211 million of cash and cash equivalents and $650 million of available capacity under its revolving corporate credit facility. The Company had $3.1 billion of corporate debt and $2.4 billion of non-recourse debt related to its securitized vacation ownership notes receivable at the end of the second quarter.
The Company’s net corporate leverage ratio declined to 4.0 times in the second quarter compared to 4.2 times at the end of the first quarter.
The Company also had $902 million of inventory at the end of the quarter, including $229 million classified as a component of Property and equipment.
Full Year 2026 Outlook
During the first quarter of 2026, the Company began including interest expense associated with its warehouse credit facility borrowings as a component of consumer financing interest expense. In the second quarter of 2026, interest expense on warehouse credit facility borrowings was $2 million.
The Company provides full year 2026 guidance as reflected in the chart below.

(in millions, except per share amounts)	Current 2026 Guidance			Previous 2026 Guidance
Contract sales	$2,080	to	$2,115	$1,815	to	$1,885
Adjusted EBITDA*	$805	to	$830	$755	to	$780
Adjusted net income attributable to common stockholders*	$300	to	$330	$255	to	$285
Adjusted earnings per share - diluted*	$8.25	to	$9.05	$7.05	to	$7.80
Adjusted free cash flow*	$410	to	$460	$375	to	$425
The guidance provided above excludes impacts from certain asset sales, foreign currency changes, restructuring costs, litigation charges, modernization costs, transaction and integration costs, and impairments, each of which the Company cannot forecast with sufficient accuracy to factor them into

Marriott Vacations Worldwide Reports Second Quarter 2026 Financial Results / 3
the guidance provided above and without unreasonable efforts, and which may be significant. As a result, the full year 2026 outlook is presented only on a non-GAAP basis and is not reconciled to the most comparable GAAP measures. Where one or more of the currently unavailable items is applicable, some items could be material, individually or in the aggregate, to GAAP reported results.
The Company’s 2026 guidance is based on the following supplemental estimates:

($ in millions)	Current 2026 Guidance			Previous 2026 Guidance
Interest expense, net	$178	to	$174	$184	to	$179
Depreciation and amortization	$140	to	$138	$150	to	$148
Tax rate used to calculate adjusted net income attributable to common stockholders	31%	to	29%	31%	to	29%
Non-GAAP Financial Information
Non-GAAP Financial Measures are reconciled and adjustments are shown and described in further detail in the Financial Schedules that follow. Please see page A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use. In addition to the foregoing Non-GAAP Financial Measures, we present certain key metrics as performance measures which are further described in our most recent Annual Report on Form 10-K, and which may be updated in our periodic filings with the U.S. Securities and Exchange Commission.
Second Quarter 2026 Financial Results Conference Call
The Company will hold a conference call on August 6, 2026 at 8:30 a.m. ET to discuss these financial results and provide an update on business conditions. Participants may access the call by dialing (888) 396-8049 or (201) 689-8341 for international callers. A live webcast of the call will also be available in the Investor Relations section of the Company's website at ir.mvwc.com. An audio replay of the conference call will be available for 30 days on the Company’s website.
About Marriott Vacations Worldwide Corporation
Marriott Vacations Worldwide Corporation is a leading global vacation company that offers vacation ownership, exchange, rental and resort and property management, along with related businesses, products, and services. The Company has 120 vacation ownership resorts and approximately 700,000 owner families in a diverse portfolio that includes some of the most iconic vacation ownership brands. The Company also operates an exchange network and membership programs comprised of more than 3,200 affiliated resorts in over 90 countries and territories, and provides management services to other resorts and lodging properties. As a leader and innovator in the vacation industry, the Company upholds the highest standards of excellence in serving its customers, investors and associates while maintaining exclusive, long-term relationships with Marriott International, Inc. and an affiliate of Hyatt Hotels Corporation for the development, sales and marketing of vacation ownership products and services. For more information, please visit www.marriottvacationsworldwide.com.
The Company routinely posts important information, including news releases, announcements and other statements about its business and results of operations, that may be deemed material to investors on the Investor Relations section of the Company’s website, www.marriottvacationsworldwide.com. The Company uses its website as a means of disclosing material, nonpublic information and for complying with the Company’s disclosure obligations under Regulation FD. Investors should monitor the Investor Relations section of the Company’s website in addition to following the Company’s press releases, filings with the SEC, public conference calls and webcasts.

Marriott Vacations Worldwide Reports Second Quarter 2026 Financial Results / 4
Note on forward-looking statements
This press release and accompanying schedules contain “forward-looking statements” within the meaning of federal securities laws, including statements about expectations, plans, objectives, outlook and prospects for future performance and growth; expected asset dispositions; and its full year 2026 outlook and guidance for contract sales, results of operations and cash flows.
Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could” or the negative of these terms or similar expressions. The Company cautions you that these statements are not guarantees of future performance and are subject to numerous and evolving risks and uncertainties that we may not be able to predict or assess, such as: uncertainty in the current global macroeconomic environment created by rapid governmental policy and regulatory changes, including those affecting international trade or travel; future health crises and related governmental responses and their potential adverse effects; variations in demand for vacation ownership and exchange products and services; failure of vendors and other third parties to timely comply with their contractual obligations; worker absenteeism; our ability to attract and retain our global workforce; price inflation; difficulties associated with implementing new or maintaining existing technologies; the ability to integrate artificial intelligence (“AI”) technologies successfully while managing and mitigating related operational, legal, intellectual property, data security and reputational risks; changes in privacy and other laws and regulations affecting our business; instability, disruptions, or distress in the banking system or financial institutions; impacts of severe weather events, climate conditions or natural or man-made disasters; delinquency and default rates in our financing business; global supply chain disruptions; volatility in the international and national economies and credit markets; the impacts of ongoing global conflicts and related sanctions or geopolitical measures; competitive conditions; the availability of capital to finance growth; the impact of changes in interest rates; the effects of steps we have taken and may continue to take to reduce operating costs and accelerate growth and profitability; political or social strife; and other matters referred to under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, and which may be updated in our future periodic filings with the U.S. Securities and Exchange Commission.
All forward-looking statements in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. There may be other risks and uncertainties that we cannot predict at this time or that we currently do not expect will have a material adverse effect on our financial position, results of operations or cash flows. Any such risks could cause our results to differ materially from those we express in forward-looking statements.
Financial Schedules Follow

MARRIOTT VACATIONS WORLDWIDE CORPORATION
FINANCIAL SCHEDULES
QUARTER 2, 2026

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUMMARY FINANCIAL INFORMATION
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended		Change %	Six Months Ended		Change %
	June 30, 2026	June 30, 2025		June 30, 2026	June 30, 2025
GAAP Measures
Revenues	$1,320	$1,246	6%	$2,577	$2,446	5%
Revenues excluding cost reimbursements	$920	$839	10%	$1,747	$1,666	5%
Income before income taxes and noncontrolling interests	$114	$94	21%	$159	$196	(19%)
Net income attributable to common stockholders	$77	$69	11%	$99	$125	(21%)
Diluted shares	38.2	41.7	(8%)	38.0	41.9	(9%)
Earnings per share - diluted	$2.12	$1.77	20%	$2.82	$3.23	(13%)

Non-GAAP Measures*
Adjusted EBITDA	$215	$203	6%	$376	$395	(5%)
Adjusted pretax income	$126	$110	14%	$198	$216	(9%)
Adjusted net income attributable to common stockholders	$84	$77	9%	$127	$142	(10%)
Adjusted earnings per share - diluted	$2.31	$1.96	18%	$3.56	$3.62	(2%)

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
INTERIM CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
REVENUES
Sale of vacation ownership products	$430	$370	$773	$725
Management and exchange	225	219	441	434
Rental	173	160	349	329
Financing	92	90	184	178
Cost reimbursements	400	407	830	780
TOTAL REVENUES	1,320	1,246	2,577	2,446
EXPENSES
Cost of vacation ownership products	43	41	89	83
Marketing and sales	281	237	523	471
Management and exchange	121	121	241	238
Rental	140	125	280	248
Financing	42	37	83	73
Royalty fee	29	28	57	56
General and administrative	62	61	126	122
Depreciation and amortization	32	38	66	76
Litigation charges	(1)	5	1	12
Modernization†	10	34	26	44
Restructuring†	—	—	6	—
Impairment†	—	—	—	2
Cost reimbursements	400	407	830	780
TOTAL EXPENSES	1,159	1,134	2,328	2,205
(Losses) gains and other (expense) income, net	(4)	24	(2)	37
Interest expense, net	(43)	(42)	(87)	(82)
Other	—	—	(1)	—
INCOME BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	114	94	159	196
Provision for income taxes	(37)	(25)	(60)	(70)
NET INCOME	77	69	99	126
Net income attributable to noncontrolling interests	—	—	—	(1)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$77	$69	$99	$125

EARNINGS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS
Basic shares	34.8	34.9	34.7	35.0
Basic	$2.21	$1.98	$2.86	$3.59
Diluted shares	38.2	41.7	38.0	41.9
Diluted	$2.12	$1.77	$2.82	$3.23

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS AND
ADJUSTED EARNINGS PER SHARE - DILUTED
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income attributable to common stockholders	$77	$69	$99	$125
Provision for income taxes	37	25	60	70
Income before income taxes attributable to common stockholders	114	94	159	195
Certain items:
Loss (gain) on disposition of hotel, land, and other	1	—	(2)	—
Foreign currency	2	(18)	5	(21)
Insurance proceeds	—	(1)	—	(8)
Change in indemnification asset	2	(3)	5	(3)
Change in estimates relating to pre-acquisition contingencies	—	—	(4)	(2)
Other	(1)	(2)	(2)	(3)
Losses (gains) and other expense (income), net	4	(24)	2	(37)
Litigation charges	(1)	5	1	12
Modernization†	10	34	26	44
Restructuring†	—	—	6	—
Impairment†	—	—	—	2
Other	(1)	1	4	—
Adjusted pretax income*	126	110	198	216
Provision for income taxes	(42)	(33)	(71)	(74)
Adjusted net income attributable to common stockholders*	$84	$77	$127	$142

Diluted shares	38.2	41.7	38.0	41.9
Adjusted earnings per share - Diluted*	$2.31	$1.96	$3.56	$3.62

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ADJUSTED EBITDA
(In millions)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income attributable to common stockholders	$77	$69	$99	$125
Interest expense, net	43	42	87	82
Provision for income taxes	37	25	60	70
Depreciation and amortization	32	38	66	76
Share-based compensation	12	12	22	19
Amortization of cloud computing software implementation costs	2	1	3	2
Certain items:
Loss (gain) on disposition of hotel, land, and other	1	—	(2)	—
Foreign currency	2	(18)	5	(21)
Insurance proceeds	—	(1)	—	(8)
Change in indemnification asset	2	(3)	5	(3)
Change in estimates relating to pre-acquisition contingencies	—	—	(4)	(2)
Other	(1)	(2)	(2)	(3)
Losses (gains) and other expense (income), net	4	(24)	2	(37)
Litigation charges	(1)	5	1	12
Modernization†	10	34	26	44
Restructuring†	—	—	6	—
Impairment†	—	—	—	2
Other	(1)	1	4	—
Adjusted EBITDA*	$215	$203	$376	$395
Adjusted EBITDA Margin*	23.4%	24.3%	21.5%	23.7%

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(In millions)
(Unaudited)
VACATION OWNERSHIP SEGMENT ADJUSTED EBITDA

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Segment financial results attributable to common stockholders†	$219	$197	$386	$395
Depreciation and amortization	22	28	46	54
Share-based compensation	2	3	4	4
Amortization of cloud computing software implementation costs	2	1	3	2
Certain items:
Loss (gain) on disposition of hotel, land, and other	1	—	(2)	—
Insurance proceeds	—	—	—	(7)
Change in estimates relating to pre-acquisition contingencies	—	—	(4)	(2)
Other	—	(1)	—	(1)
Losses (gains) and other expense (income), net	1	(1)	(6)	(10)
Litigation charges	—	3	1	7
Segment Adjusted EBITDA*	$246	$231	$434	$452
Segment Adjusted EBITDA Margin*	28.9%	29.8%	27.0%	29.5%
EXCHANGE & THIRD-PARTY MANAGEMENT SEGMENT ADJUSTED EBITDA

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Segment financial results attributable to common stockholders	$17	$16	$36	$34
Depreciation and amortization	5	7	10	14
Share-based compensation	—	—	1	1
Certain items:
Impairment†	—	—	—	2
Other	—	—	(1)	—
Segment Adjusted EBITDA*	$22	$23	$46	$51
Segment Adjusted EBITDA Margin*	43.3%	45.9%	44.1%	47.5%

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

† Prior year amounts have been reclassified to conform with our current year presentation. Please see “Non-GAAP Financial Measures” for additional information.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONTRACT SALES TO DEVELOPMENT PROFIT
(In millions)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Contract sales	$545	$445	$956	$865
Less resales contract sales	(10)	(7)	(16)	(16)
Contract sales, net of resales	535	438	940	849
Plus:
Settlement revenue	12	11	22	20
Resales revenue	4	5	6	9
Revenue recognition adjustments:
Reportability	(20)	2	(22)	7
Sales reserve	(72)	(58)	(122)	(108)
Other(1)	(29)	(28)	(51)	(52)
Sale of vacation ownership products	430	370	773	725
Less:
Cost of vacation ownership products	(43)	(41)	(89)	(83)
Marketing and sales	(281)	(237)	(523)	(471)
Development Profit	$106	$92	161	171
Development Profit Margin	24.6%	24.7%	20.8%	23.5%

(1) Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue and other adjustments to Sale of vacation ownership products revenue.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUPPLEMENTAL INFORMATION
(In millions and Unaudited)

	Three Months Ended
	June 30, 2026	June 30, 2025	Change
DEVELOPMENT PROFIT
Sale of vacation ownership products revenue	$430	$370	16%
Cost of vacation ownership products expense	(43)	(41)	(2%)
Marketing and sales expense	(281)	(237)	(19%)
Development Profit	106	92	16%
Development Profit Margin	24.6%	24.7%	(10 bps)

MANAGEMENT AND EXCHANGE PROFIT
Vacation Ownership Segment	166	165	1%
Exchange & Third-Party Management Segment	42	41	2%
Corporate and Other(1)	17	13	31%
Management and Exchange Revenue	225	219	3%
Vacation Ownership Segment	(73)	(76)	3%
Exchange & Third-Party Management Segment	(28)	(29)	1%
Corporate and Other(1)	(20)	(16)	(21%)
Management and Exchange Expense	(121)	(121)	(1%)
Management and Exchange Profit	104	98	6%
Management and Exchange Profit Margin	46.1%	44.9%	120 bps

RENTAL PROFIT
Vacation Ownership Segment	165	150	9%
Exchange & Third-Party Management Segment	8	10	(16%)
Corporate and Other(1)	—	—	NM
Rental Revenue	173	160	7%
Vacation Ownership Segment	(143)	(129)	(11%)
Exchange & Third-Party Management Segment	—	—	NM
Corporate and Other(1)	3	4	(19%)
Rental Expense	(140)	(125)	(11%)
Rental Profit	33	35	(7%)
Rental Profit Margin	19.4%	22.3%	(290 bps)

FINANCING PROFIT
Financing Revenue	92	90	3%
Financing Expense	(42)	(37)	(14%)
Financing Profit	50	53	(5%)
Financing Profit Margin	54.3%	58.8%	(450 bps)

OTHER
General and administrative	(62)	(61)	(3%)
Royalty fee	(29)	(28)	—%
Other(2)	13	14	(14%)
ADJUSTED EBITDA*	$215	$203	6%
Adjusted EBITDA Margin	23.4%	24.3%	(90 bps)

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the Financial Accounting Standards Board Accounting Standard Codification Topic 810, “Consolidation,” and represents the portion attributable to individual or third-party vacation ownership interest owners.

(2) Includes share-based compensation, amortization of cloud computing software implementation costs, net income or loss attributable to noncontrolling interests, and other.

NM = Not meaningful

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUPPLEMENTAL INFORMATION
(In millions and Unaudited)

	Six Months Ended
	June 30, 2026	June 30, 2025	Change
DEVELOPMENT PROFIT
Sale of vacation ownership products revenue	$773	$725	7%
Cost of vacation ownership products expense	(89)	(83)	(6%)
Marketing and sales expense	(523)	(471)	(11%)
Development Profit	161	171	(5%)
Development Profit Margin	20.8%	23.5%	(270 bps)

MANAGEMENT AND EXCHANGE PROFIT
Vacation Ownership Segment	322	320	1%
Exchange & Third-Party Management Segment	86	87	(2%)
Corporate and Other(1)	33	27	20%
Management and Exchange Revenue	441	434	1%
Vacation Ownership Segment	(145)	(148)	2%
Exchange & Third-Party Management Segment	(58)	(58)	—%
Corporate and Other(1)	(38)	(32)	(18%)
Management and Exchange Expense	(241)	(238)	(1%)
Management and Exchange Profit	200	196	2%
Management and Exchange Profit Margin	45.4%	45.3%	10 bps

RENTAL PROFIT
Vacation Ownership Segment	332	309	7%
Exchange & Third-Party Management Segment	17	20	(14%)
Corporate and Other(1)	—	—	NM
Rental Revenue	349	329	6%
Vacation Ownership Segment	(286)	(255)	(12%)
Exchange & Third-Party Management Segment	—	—	NM
Corporate and Other(1)	6	7	(14%)
Rental Expense	(280)	(248)	(13%)
Rental Profit	69	81	(15%)
Rental Profit Margin	19.8%	24.7%	(490 bps)

FINANCING PROFIT
Financing Revenue	184	178	4%
Financing Expense	(83)	(73)	(14%)
Financing Profit	101	105	(3%)
Financing Profit Margin	55.0%	59.0%	(400 bps)

OTHER
General and administrative	(126)	(122)	(4%)
Royalty fee	(57)	(56)	(1%)
Other(2)	28	20	37%
ADJUSTED EBITDA*	$376	$395	(5%)
Adjusted EBITDA Margin	21.5%	23.7%	(220 bps)

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the Financial Accounting Standards Board Accounting Standard Codification Topic 810, “Consolidation,” and represents the portion attributable to individual or third-party vacation ownership interest owners.

(2) Includes share-based compensation, amortization of cloud computing software implementation costs, net income or loss attributable to noncontrolling interests, and other.

NM = Not meaningful

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUPPLEMENTAL INFORMATION - MANAGEMENT AND EXCHANGE REVENUE
(In millions and Unaudited)

	Three Months Ended
	June 30, 2026	June 30, 2025	Change
ANCILLARY REVENUE
Vacation Ownership Segment	$74	$75	(2%)
Exchange & Third-Party Management Segment	1	1	16%
Corporate and Other(1)	—	—	NM
Ancillary Revenue	75	76	(1%)

MANAGEMENT FEE REVENUE
Vacation Ownership Segment	56	55	1%
Exchange & Third-Party Management Segment	2	1	84%
Corporate and Other(1)	—	—	NM
Management Fee Revenue	58	56	3%

EXCHANGE AND OTHER SERVICES REVENUE
Vacation Ownership Segment	36	35	5%
Exchange & Third-Party Management Segment	39	39	(1%)
Corporate and Other(1)	17	13	29%
Exchange and Other Services Revenue	92	87	6%

TOTAL MANAGEMENT AND EXCHANGE REVENUE	$225	$219	3%

(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the Financial Accounting Standards Board Accounting Standard Codification Topic 810, “Consolidation,” and represents the portion attributable to individual or third-party vacation ownership interest owners.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUPPLEMENTAL INFORMATION - MANAGEMENT AND EXCHANGE REVENUE
(In millions and Unaudited)

	Six Months Ended
	June 30, 2026	June 30, 2025	Change
ANCILLARY REVENUE
Vacation Ownership Segment	$139	$140	(1%)
Exchange & Third-Party Management Segment	2	2	8%
Corporate and Other(1)	—	—	NM
Ancillary Revenue	141	142	(1%)

MANAGEMENT FEE REVENUE
Vacation Ownership Segment	112	110	1%
Exchange & Third-Party Management Segment	4	4	(9%)
Corporate and Other(1)	(1)	(1)	(1%)
Management Fee Revenue	115	113	1%

EXCHANGE AND OTHER SERVICES REVENUE
Vacation Ownership Segment	71	70	3%
Exchange & Third-Party Management Segment	80	81	(2%)
Corporate and Other(1)	34	28	19%
Exchange and Other Services Revenue	185	179	4%

TOTAL MANAGEMENT AND EXCHANGE REVENUE	$441	$434	1%

(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the Financial Accounting Standards Board Accounting Standard Codification Topic 810, “Consolidation,” and represents the portion attributable to individual or third-party vacation ownership interest owners.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
INTERIM CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share data)

	Unaudited
	June 30, 2026	December 31, 2025
ASSETS
Cash and cash equivalents	$211	$406
Restricted cash (including $87 and $81 from VIEs, respectively)	302	327
Accounts and contracts receivable, net (including $17 and $15 from VIEs, respectively)	428	428
Vacation ownership notes receivable, net (including $2,082 and $1,900 from VIEs, respectively)	2,587	2,565
Inventory	673	692
Property and equipment, net(1)	940	950
Goodwill	2,958	2,958
Intangibles, net	681	711
Other (including $188 and $168 from VIEs, respectively)	699	720
TOTAL ASSETS	$9,479	$9,757

LIABILITIES AND EQUITY
Accounts payable	$227	$358
Advance deposits	166	163
Accrued liabilities (including $4 and $4 from VIEs, respectively)	372	376
Deferred revenue and other	416	371
Payroll and benefits liability	215	218
Deferred compensation liability	240	225
Securitized debt, net (including $2,381 and $2,173 from VIEs, respectively)	2,353	2,146
Debt, net	3,100	3,534
Other	119	142
Deferred taxes	214	231
TOTAL LIABILITIES	7,422	7,764
Preferred stock — $0.01 par value; 2,000,000 shares authorized; none issued or outstanding	—	—
Common stock — $0.01 par value; 100,000,000 shares authorized; 75,919,908 and 75,891,531 shares issued, respectively	1	1
Treasury stock — at cost; 41,525,622 and 41,767,498 shares, respectively	(2,413)	(2,427)
Additional paid-in capital	4,001	3,996
Accumulated other comprehensive loss	(10)	(11)
Retained earnings	478	434
TOTAL MVW STOCKHOLDERS' EQUITY	2,057	1,993
Noncontrolling interests	—	—
TOTAL EQUITY	2,057	1,993
TOTAL LIABILITIES AND EQUITY	$9,479	$9,757

The abbreviation VIEs above means Variable Interest Entities.

(1) Includes $229 million and $224 million at June 30, 2026 and December 31, 2025, respectively, of completed vacation ownership units which are classified as a component of Property and equipment, net until the time at which they are available and legally registered for sale as vacation ownership products.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions and unaudited)

	Three Months Ended
	June 30, 2026	June 30, 2025
OPERATING ACTIVITIES
Net income	$99	$126
Adjustments to reconcile net income to net cash, cash equivalents and restricted cash provided by (used in) operating activities:
Depreciation and amortization of intangibles	66	76
Amortization of debt discount and issuance costs	11	12
Vacation ownership notes and contracts receivable reserve	122	108
Share-based compensation	22	19
Impairment	—	2
Foreign currency remeasurement loss (gain)	5	(21)
Deferred income taxes	(16)	(4)
Net change in assets and liabilities:
Accounts and contracts receivable	(3)	8
Vacation ownership notes receivable originations	(512)	(488)
Vacation ownership notes receivable collections	371	341
Inventory	16	(1)
Other assets	(17)	(49)
Accounts payable, advance deposits and accrued liabilities	(102)	(108)
Deferred revenue and other	46	42
Payroll and benefit liabilities	(3)	(46)
Deferred compensation liability	(5)	(1)
Other liabilities	(20)	(7)
Purchase and development of property for future transfer to inventory	—	(49)
Other, net	(4)	—
Net cash, cash equivalents and restricted cash provided by (used in) operating activities	76	(40)
INVESTING ACTIVITIES
Proceeds from disposition of entity	50	—
Capital expenditures for property and equipment (excluding inventory)	(22)	(34)
Purchase of company owned life insurance	—	(10)
Other dispositions, net	—	1
Net cash, cash equivalents and restricted cash provided by (used in) investing activities	28	(43)

MARRIOTT VACATIONS WORLDWIDE CORPORATION
INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
(In millions and unaudited)

	Six Months Ended
	June 30, 2026	June 30, 2025
FINANCING ACTIVITIES
Borrowings from securitization transactions	982	814
Repayment of debt related to securitization transactions	(774)	(761)
Proceeds from debt	1,410	805
Repayments of debt	(1,844)	(699)
Finance lease payment	(3)	(3)
Payment of debt and securitized debt issuance costs	(6)	(12)
Repurchase of common stock	—	(36)
Payment of dividends	(82)	(83)
Payment of withholding taxes on vesting of restricted stock units	(6)	(6)
Net cash, cash equivalents and restricted cash (used in) provided by financing activities	(323)	19
Effect of changes in exchange rates on cash, cash equivalents and restricted cash	(1)	4
Change in cash, cash equivalents and restricted cash	(220)	(60)
Cash, cash equivalents and restricted cash, beginning of period	733	528
Cash, cash equivalents and restricted cash, end of period	$513	$468

MARRIOTT VACATIONS WORLDWIDE CORPORATION
FREE CASH FLOW AND ADJUSTED FREE CASH FLOW
(In millions and unaudited)

	Six Months Ended
CASH FLOW	June 30, 2026	June 30, 2025
Cash, cash equivalents, and restricted cash provided by (used in) operating activities	$76	$(40)
Capital expenditures for property and equipment (excluding inventory)	(22)	(34)
Borrowings from securitizations, net of repayments	208	53
Securitized debt issuance costs	(6)	(7)
Free cash flow*	256	(28)
Adjustments:
Proceeds from Cancun disposition	50	—
Net change in borrowings available from the securitization of eligible vacation ownership notes receivable(1)	(160)	(48)
Other(2)	55	98
Adjusted free cash flow*	$201	$22

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) Represents the net change in borrowings available from the securitization of eligible vacation ownership notes receivable compared to the prior year end.

(2) Includes the after-tax impact of Modernization costs, restructuring costs, and other, as well as the changes in restricted cash.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
2026 ADJUSTED FREE CASH FLOW OUTLOOK
(In millions)

	Current Fiscal Year 2026 Guidance		Previous Fiscal Year 2026 Guidance
	Low	High	Low	High
Adjusted EBITDA*	$805	$830	$755	$780
Cash interest	(170)	(165)	(170)	(165)
Cash taxes	(150)	(160)	(115)	(120)
Corporate capital expenditures	(60)	(70)	(65)	(80)
Inventory	20	30	—	15
Financing activity and other	(35)	(5)	(30)	(5)
Adjusted free cash flow*	$410	$460	$375	$425

The guidance provided above excludes impacts from certain asset sales, foreign currency changes, restructuring costs, litigation charges, modernization costs, transaction and integration costs, and impairments, each of which the Company cannot forecast with sufficient accuracy to factor them into the guidance provided above and without unreasonable efforts, and which may be significant. As a result, the full year 2026 adjusted free cash flow outlook is presented only on a non-GAAP basis and is not reconciled to the most comparable GAAP measures. Where one or more of the currently unavailable items is applicable, some items could be material, individually or in the aggregate, to GAAP reported results.

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
QUARTERLY OPERATING METRICS
(Contract sales in millions)

	Year	Quarter Ended				Full Year
		March 31	June 30	September 30	December 31
Vacation Ownership
Contract sales
	2026	$411	$545
	2025	$420	$445	$439	$458	$1,762
	2024	$428	$449	$459	$477	$1,813

VPG
	2026	$4,016	$4,477
	2025	$3,979	$3,631	$3,700	$3,894	$3,794
	2024	$4,129	$3,741	$3,888	$3,916	$3,911

Tours
	2026	95,250	112,721
	2025	97,998	114,402	109,609	109,965	431,974
	2024	96,579	111,752	110,557	113,828	432,716

Exchange & Third-Party Management
Total active Interval International members(1)
	2026	1,507,043	1,474,816
	2025	1,537,561	1,507,051	1,499,208	1,507,345	1,507,345
	2024	1,565,558	1,530,490	1,544,835	1,545,638	1,545,638

Average revenue per Interval International member
	2026	$39.13	$36.83
	2025	$39.94	$37.40	$37.91	$35.30	$150.51
	2024	$41.74	$38.30	$38.93	$35.36	$154.34

(1) Includes members at the end of each period.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
NON-GAAP FINANCIAL MEASURES
In our press release and schedules, and on the related conference call, we report certain financial measures that are not prescribed by GAAP. We discuss our reasons for reporting these non-GAAP financial measures below, and the financial schedules included herein reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we report (identified by an asterisk (“*”) on the preceding pages). Although we evaluate and present these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income or loss attributable to common stockholders, earnings or loss per share or any other comparable operating measure prescribed by GAAP. In addition, other companies in our industry may calculate these non-GAAP financial measures differently than we do or may not calculate them at all, limiting their usefulness as comparative measures.
Reclassifications
Beginning in the third quarter of 2025, we began separately presenting Modernization expense in our Income Statements. As a result, prior year amounts for the three and six months ended June 30, 2025 were reclassified from Restructuring expense to conform with our current year presentation. Additionally, for the six months ended June 30, 2025, we reclassified $2 million related to the impairment of an operating lease and related assets from Restructuring expense to Impairment expense to conform with our current year presentation.
Certain Items Excluded from Non-GAAP Financial Measures
We evaluate non-GAAP financial measures, including those identified by an asterisk (“*”) on the preceding pages, that exclude certain items as further described in the financial schedules included herein, and believe these measures provide useful information to investors because these non-GAAP financial measures allow for period-over-period comparisons of our ongoing core operations before the impact of these items. These non-GAAP financial measures also facilitate the comparison of results from our ongoing core operations before these items with results from other companies.
Adjusted Development Profit and Adjusted Development Profit Margin
We evaluate Adjusted development profit (Adjusted sale of vacation ownership products, net of expenses) and Adjusted development profit margin as indicators of operating performance. Adjusted development profit margin is calculated by dividing Adjusted development profit by revenues from the Sale of vacation ownership products. Adjusted development profit and Adjusted development profit margin adjust Sale of vacation ownership products revenues for the impact of revenue reportability, include corresponding adjustments to Cost of vacation ownership products associated with the change in revenues from the Sale of vacation ownership products, and may include adjustments for certain items as necessary. We evaluate Adjusted development profit and Adjusted development profit margin and believe they provide useful information to investors because they allow for period-over-period comparisons of our ongoing core operations before the impact of revenue reportability and certain items to our Development profit and Development profit margin.
Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA
EBITDA, a financial measure that is not prescribed by GAAP, is defined as earnings, or net income or loss attributable to common stockholders, before interest expense, net (excluding consumer financing interest expense), income taxes, depreciation and amortization. Adjusted EBITDA reflects additional adjustments for certain items and excludes share-based compensation expense and amortization of cloud computing software implementation costs. Share-based compensation expense is excluded to address considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted. Amortization of cloud computing software implementation costs, which are not included in depreciation and amortization expense, are excluded from Adjusted EBITDA for comparability purposes to address the considerable variability among companies in the utilization of productive assets.
For purposes of our EBITDA and Adjusted EBITDA calculations, we do not adjust for consumer financing interest expense because we consider it to be an operating expense of our business. We consider Adjusted EBITDA to be an indicator of operating performance, which we use to measure our ability to service debt, fund capital expenditures, expand our business, and return cash to stockholders.
We also use Adjusted EBITDA, as do analysts, lenders, investors and others, because this measure excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provisions for income taxes can vary considerably among companies. Adjusted EBITDA also excludes depreciation and amortization, as well as amortization of cloud computing software implementation costs because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating or amortizing productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. We believe Adjusted EBITDA is useful as an indicator of operating performance because it allows for period-over-period comparisons of our ongoing core operations before the impact of the excluded items. Adjusted EBITDA also facilitates comparison by us, analysts, investors, and others, of results from our ongoing core operations before the impact of these items with results from other companies.
Commencing in the first quarter of 2026, interest expense associated with our Warehouse Credit Facility is included as a component of Consumer financing interest expense within Financing expense. For the three and six months ended June 30, 2025, interest expense associated with our Warehouse Credit Facility is included as a component of Interest expense, net. Interest expense on our Warehouse Credit Facility was $2 million and $5 million for the three and six months ended June 30, 2026, respectively, and $3 million and $7 million for the three and six months ended June 30, 2025, respectively.
Adjusted EBITDA Margin and Segment Adjusted EBITDA Margin
We evaluate Adjusted EBITDA margin and Segment Adjusted EBITDA margin as indicators of operating profitability. Adjusted EBITDA margin represents Adjusted EBITDA divided by the Company’s total revenues less cost reimbursement revenues. Segment Adjusted EBITDA margin represents Segment Adjusted EBITDA divided by the applicable segment’s total revenues less cost reimbursement revenues. We evaluate Adjusted EBITDA margin and Segment Adjusted EBITDA margin and believe it provides useful information to investors because it allows for period-over-period comparisons of our ongoing core operations before the impact of excluded items.
Adjusted Pretax Income, Adjusted Net Income Attributable to Common Stockholders, and Adjusted Earnings per Share - Diluted
We evaluate Adjusted pretax income, Adjusted net income attributable to common stockholders, and Adjusted earnings per share - diluted as indicators of operating performance. Adjusted pretax income is calculated as Adjusted EBITDA less depreciation and amortization, interest expense, net of interest income, share-based compensation expense and amortization of cloud computing software implementation costs. Adjusted net income attributable to common stockholders is calculated as Adjusted pretax income less provision for income tax adjusted for certain items and Adjusted earnings per share - diluted equals adjusted net income attributable to common stockholders divided by diluted shares. We evaluate these measures because we believe they provide useful information to investors because they allow for period-over-period comparisons of our ongoing core operations before the impact of certain non-recurring items such as impacts from asset sales, foreign currency changes, restructuring costs, litigation charges, modernization costs, transaction and integration costs, and impairments, and also facilitate the comparison of results from our ongoing core operations before these items with results from other companies.

Free Cash Flow and Adjusted Free Cash Flow
We evaluate Free Cash Flow and Adjusted Free Cash Flow as liquidity measures that provide useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment and the borrowing and repayment activity related to our term securitizations, which cash can be used for, among other purposes, strategic opportunities, including acquisitions and strengthening the balance sheet. Adjusted Free Cash Flow, which reflects additional adjustments to Free Cash Flow for the impact of transaction, integration, restructuring, and modernization costs, litigation charges, insurance proceeds, impact of borrowings available from the securitization of eligible vacation ownership notes receivable, and changes in restricted cash and other items, allows for period-over-period comparisons of the cash generated by our business before the impact of these items. Analysis of Free Cash Flow and Adjusted Free Cash Flow also facilitates management’s comparison of our results with our competitors’ results.
Net Corporate Leverage
Net corporate leverage ratio represents gross corporate debt, less cash and cash equivalents, divided by Adjusted EBITDA realized over the last twelve months. The Company’s corporate debt is composed of its corporate credit facility, senior unsecured notes, convertible notes, and finance leases. Management uses this measure to evaluate balance sheet strength, financial flexibility, and progress toward its leverage objectives. We believe net corporate leverage is an important measure of financial strength because it provides insight into our ability to invest in growth and return capital to shareholders.